[TYPE]    8-K
     [DESCRIPTION]FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): June 17, 1998


                        INTERNATIONAL META SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    000-17945                33-0146747
     (State or other               (Commission             (IRS Employer
     jurisdiction of               File Number)         Identification No.)
     incorporation
     or organization)

                        7718 Wood Hollow Drive, Suite 150
                               Austin, Texas 78731
                     (Address of principal executive office)

                   Issuer's telephone number:    512-795-8825

     Item 5         Other Events

          International Meta Systems, Inc. (the "Company"), is filing herewith the Monthly Operating Report of Debtor-in-Possession for the Period ended June 30, 1998, that the Company filed with the United States Bankruptcy for the Western District of Texas, Austin Division, on
     July 21, 1998, in connection with the Company's ongoing proceeding under chapter 11 of the U.S. Bankruptcy Code (Case No. 98-10782FM).

     Item 7         Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Monthly Operating Report

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNATIONAL META SYSTEMS, INC.


     Date:  7/29/98                      /s/  Lee Hoevel
          ---------------               ----------------------------------
                                             Lee Hoevel, President